EXHIBIT 10.6


                        DEPOSIT ACCOUNT CONTROL AGREEMENT


     THIS DEPOSIT ACCOUNT CONTROL AGREEMENT, dated as of November 5, 2003, by and between RMB INTERNATIONAL (DUBLIN) LIMITED, a corporation organized under the laws of the Republic of Ireland and having an address of 28 Shelbourne Road, Ballsbridge, Dublin 4 Ireland, and its agent, RMB RESOURCES LIMITED, a corporation organized under the laws of England and having an address of Level 3, One Mitre Square, London EC3A 5AN, United Kingdom (collectively, the "Secured Party"), WESTERN MESQUITE MINES, INC., a corporation organized under the laws of the State of Nevada and having an address of 7000 Independence Parkway, Suite 160 #135, Plano, Texas 75025 ("Debtor"), and BAKER BOYER NATIONAL BANK, having an address at 7 West Main, Walla Walla, Washington 99362 (the "Bank").

     WHEREAS, pursuant to a Security Agreement dated November 5, 2003, between the Secured Party and the Debtor, Debtor has granted Secured Party a security interest in two deposit accounts maintained by Bank for Debtor. The parties are entering into this agreement to perfect Secured Party's security interest in those accounts.

1.     THE ACCOUNT.  Bank maintains two deposit accounts for Debtor as described
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below (as each such account may be renumbered or retitled, the "Account" and collectively, the "Accounts"). All parties agree that each Account is a "deposit account" within the meaning of Article 9 of the Uniform Commercial Code of the State of Colorado (the "UCC").

     Project Account      Account No. 5252010
     Proceeds Account     Account No. 5253018

2.     CONTROL.  Bank will comply with instructions originated by Secured Party
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directing disposition of the funds in the Accounts without further consent by
Debtor. Except as provided below, Bank will not permit the withdrawal or other disposition of any funds in the Accounts by Debtor without Secured Party's prior written consent. Bank may also comply with instructions directing the disposition of funds in the Accounts originated by Debtor or its authorized representatives until such time as Secured Party delivers a written notice to Bank that Secured Party is thereby exercising exclusive control over the Accounts. Such notice is referred to herein as the "Notice of Exclusive Control." After Bank receives a Notice of Exclusive Control and has had reasonable opportunity to comply, it will cease complying with instructions concerning the Account or funds on deposit therein originated by Debtor or its representatives. Bank has not and will not agree with any third party to comply with instructions or other directions concerning the Account or the disposition of funds in the Account originated by such third party without the prior written consent of Secured Party and Debtor.

3.     SUBORDINATION OF BANK'S SECURITY INTEREST.  Bank hereby subordinates all
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security interests, encumbrances, claims and rights of setoff it may have, now or in the future, against the Accounts or any funds in the Accounts other than in connection with the payment of Bank's


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customary fees and charges pursuant to its agreement with Debtor and for the reversal of provisional credits.

4.     STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS.  Bank will send
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copies of all statements concerning the Accounts to Debtor and to RMB Resources
Limited at the addresses set forth in the heading of this Agreement. Upon receipt of written notice of any lien, encumbrance or adverse claim against the Accounts or any funds credited thereto, Bank will make reasonable efforts promptly to notify Secured Party (and each of them) and Debtor thereof.

5.     BANK'S RESPONSIBILITY.  Except for acting on Debtor's instructions in
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violation of Section 2 above, Bank shall have no responsibility or liability to
Secured Party for complying with instructions concerning the Accounts from Debtor or Debtor's authorized representatives which are received by Bank before Bank receives a Notice of Exclusive Control and has had reasonable opportunity to act on it. Bank shall have no responsibility or liability to Debtor for complying with a Notice of Exclusive Control or complying with instructions concerning the Accounts originated by Secured Party, and shall have no responsibility to investigate the appropriateness of any such instruction or Notice of Exclusive Control, even if Debtor notifies Bank that Secured Party is not legally entitled to originate any such instruction or Notice of Exclusive Control.

6.     INDEMNITY.  Debtor and Secured Party hereby agree to indemnify and hold
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harmless Bank, its directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, including without limitation, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Bank's negligence or willful misconduct or Bank's breach of any of the provisions hereof.

7.     CUSTOMER AGREEMENT.  In the event of a conflict between this Agreement
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and any other agreement between the Bank and the Debtor relating to the
Accounts, the terms of this Agreement will prevail; provided, however, that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Bank and Debtor pursuant to a separate agreement.

8.     DEBTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING THE
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ACCOUNTS.  The Debtor represents and warrants to, and covenants with, the
Secured Party as follows: (a) the Accounts described herein are the only deposit accounts established by the Debtor for the purpose of receiving funds from whatever source, including receipt of the financing to be provided by the Secured Party and receipt of Debtor's accounts receivables from any third party, and for deposit of Working Capital requirements; (b) the Debtor shall not open any other deposit or other account for the purpose of receiving funds for any purpose without the prior written consent of the Secured Party, and in any event without obtaining execution by the Secured Party, the Debtor and the relevant financial institution of a control agreement in form and substance satisfactory to the Secured Party; (c) the Debtor shall not close or terminate either of the Accounts without the prior written consent of the Secured Party; and (d) the Accounts shall not be used for deposit of funds held by the Debtor in any fiduciary capacity, including without limitation funds for payment of payroll, employee benefits or taxes


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9.     TERMINATION.  Unless earlier terminated by Bank pursuant to this Section
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9, this Agreement shall continue in effect until Secured Party has notified Bank in writing that this Agreement, or its security interest in the Accounts, is terminated. Upon receipt of such notice, the obligations of Bank hereunder with respect to the operation and maintenance of the Accounts after the receipt of such notice shall terminate, Secured Party shall have no further right to originate instructions concerning the Accounts and any previous Notice of Exclusive Control delivered by Secured Party shall be deemed to be of no further force and effect.

10.     COMPLETE AGREEMENT; AMENDMENTS.  This Agreement and the instructions and
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notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and, subject to Section 7 above, supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.
No amendment, modification or (except as otherwise specified in Section 9 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 13 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

11.     GOVERNING LAW.  This Agreement shall be governed by and construed in
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accordance with the law of the State of Colorado.

12.     SEVERABILITY.  To the extent a provision of this Agreement is
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unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

13.     SUCCESSORS AND ASSIGNS.  The terms of this Agreement shall be binding
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upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. This Agreement may be assigned by Secured Party to any successor of Secured Party under its security agreement with Debtor; provided, however, that written notice thereof is given by Secured Party to Bank.

14.     NOTICES.  Except as otherwise expressly provided herein, any notice,
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order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile transmission or other electronic means, or upon receipt of notice sent by overnight mail or certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below. Any party may change its address for notices in the manner set forth above.


BAKER BOYER NATIONAL BANK                WESTERN MESQUITE MINES, INC.
7 West Main                              7000 Independence Parkway
Walla Walla, Washington 99362            Suite 160, #135
Attn:  Michelle Conner                   Plano, Texas 75025
Fax:  (509) 529-5988                     Attn:  Toby Mancuso
E-mail:  connerm@bakerboyer.com          Fax:  972-208-2155
                                         E-Mail:  tmancuso@gte.net


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RMB International (Dublin) Limited       RMB Resources Limited, agent
28 Shelbourne Road                       Level 3
Ballsbridge                              One Mitre Square
Dubin 4 Ireland                          London EC3A 5AN
Attn:  Michael Schonfeld                 United Kingdom
Fax:  44-207-626-9041                    Attn:  Michael Schonfeld
E-mail:  Michael.Schonfeld@rmbi.co.uk    Fax:  44-207-626-9041
                                         E-mail:  Michael.Schonfeld@rmbi.co.uk

15.     JURY WAIVER.  THE DEBTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT
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TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS
AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

16.     COUNTERPARTS.  This Agreement may be executed in any number of
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counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.



BAKER BOYER NATIONAL BANK              WESTERN MESQUITE MINES, INC.




By: /s/ Lyle W. Hansen                 By:  /s/ John P. Ryan
   -------------------                    ------------------
Title: Executive Vice President        Title:  Secretary
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Printed Name: Lyle W. Hansen           Printed Name: John P. Ryan
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RMB INTERNATIONAL (DUBLIN)             RMB RESOURCES LIMITED, AGENT
LIMITED



By: /s/ D. Coetzee                     By: /s/ M.L. Shonfeld
-----------------------------------       ------------------
Title:  Authorized Signatory           Title:  Managing Director
----------------------------                 -------------------
Printed Name: D. Coetzee               Printed Name: M.L. Shonfeld
------------------------                            --------------


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By: /s/ S. Duplessis
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Title: Authorized Signatory
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Printed Name: S. Duplessis
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